Equity - Summary of Common Stock Purchases (Details) - USD ($) shares in Millions, $ in Millions				12 Months Ended
		Jul. 13, 2015	Feb. 11, 2015	Dec. 31, 2015		Dec. 31, 2014		Dec. 31, 2013
Equity [Abstract]
Shares of common stock purchased			151	182	[1]	165		563
Cost of purchase	[2]			$ 6,160		$ 5,000		$ 16,290
Payments for repurchase of common stock		$ 5,200		$ 6,160	[3]	$ 5,000	[3]	$ 16,290	[3]

[1]	Includes approximately 151 million shares purchased for $5.2 billion pursuant to the accelerated share repurchase agreement as well as other share repurchases through year-end 2015.
[2]	Amounts may not add due to rounding.
[3]	Amounts may not add due to rounding.